UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2022

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

6120 Windward Parkway, Suite 290 Alpharetta, Georgia 30005
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2022, Alimera Sciences, Inc. (“Alimera”) issued a press release regarding its results of operations and financial condition for the fourth quarter and full year ended December 31, 2021 as well as a corporate update. On February 24, 2022 at 9:00 A.M. ET, Alimera will host a conference call and a live webcast on the Investor Relations section of its corporate website at www.alimerasciences.com. During the conference call, Alimera’s executives will discuss the company’s financial results for the fourth quarter and full year ended December 31, 2021 and provide an update on corporate developments. The full text of the press release, which includes information regarding Alimera’s use of a non-GAAP financial measure, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Various statements made during the conference call and webcast will or may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, Alimera’s expectations regarding (i) the achievement of a compelling growth trajectory in the U.S. in 2022 and stronger international growth in 2022, and (ii) the effect of Alimera’s new direct-to-patient market campaign kicking off in the U.S. market, and potential launches of ILUVIEN for its posterior uveitis indication in Alimera’s international markets on the company’s growth. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change these expectations, and could cause actual results to differ materially from those projected in these forward-looking statements. Meaningful factors that could cause actual results to differ include, but are not limited to, uncertainties associated with (a) the continued effects of COVID-19 on the ability or willingness of patients to visit their retina specialists for ILUVIEN injections, including current and future governmental orders and policies adopted by healthcare facilities to address the COVID-19 pandemic, and the duration of these limitations; (b) the emergence of COVID-19 variants that may increase the transmissibility of the coronavirus or be more deadly, or both; (c) the success or failure of the vaccine campaigns in Alimera’s markets; and (d) when in fact the pandemic will subside enough to permit Alimera’s operations to return to its prior growth trajectory, and whether Alimera will be able to achieve that goal when given that opportunity; as well as the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of (i) Alimera’s Annual Report on Form 10-K for the year ended December 31, 2020, and (ii) Alimera’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, both of which are on file with the SEC and are available on the SEC’s website at http://www.sec.gov. Additional factors will also be described in those sections, and in the Summary of Principal Risk Factors section, of Alimera’s Annual Report on Form 10-K for the year ended December 31, 2021, to be filed with the SEC soon.

In addition to the risks described above and in Alimera’s reports and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera’s results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. All forward-looking statements contained in the conference call and webcast and in the press release are expressly qualified by the cautionary statements contained or referred to herein and therein. These forward-looking statements speak only as of the date of the conference call and webcast and the press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.

The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD.

The conference call and webcast, and the press release, include or will include a non-GAAP financial measure, Adjusted EBITDA. A reconciliation of this non-GAAP financial measure to the comparable measure calculated and presented in accordance with GAAP is included in Alimera’s press release issued February 24, 2022 and attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01 is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated February 24, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: February 24, 2022	By:	/s/ J. Philip Jones
	Name:	J. Philip Jones
	Title:	Chief Financial Officer

5